UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2013 (December 17, 2013)

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

810 Seventh Avenue, 35th Floor, New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2013, the Compensation and Stock Option Committee (the “Committee”) of the Board of Directors (the “Board”) of Delcath Systems, Inc. (the “Company”), acting pursuant to a grant of authority from the Board, approved the execution of Executive Security Agreements with its six (6) officers, including the Company’s executive officers. The term of each agreement shall be for three years, unless extended by the written consent of the Company and the executive. Pursuant to the agreement, if a “Qualifying Termination” occurs during the term, the Company will provide certain severance benefits to the executive. A “Qualifying Termination” as defined in the agreement is, generally, an involuntary termination without “Cause” (as defined in the agreement) or a termination of employment by the executive for “Good Reason” (also as defined in the agreement). The severance payable upon a Qualifying Termination includes twelve (12) months of base salary and certain bonus payments under the Company’s Annual Incentive Plan. The Company will also pay the COBRA premiums necessary to continue the executive’s group health and/or dental coverage in effect for the executive and his or her eligible dependents until the earliest of (i) the close of the 12-month period following the date of the Qualifying Termination, (ii) the date executive ceases to participate, for whatever reason, in the Company’s group health and/or dental plans, or (iii) the date on which executive is covered or is eligible to be covered under another group health and/or dental plan. In addition, if the executive has not already earned his or her cash retention bonus pursuant to the Company’s Executive Retention Bonus Plan previously adopted by the Committee, he or she shall be entitled to that payment. The foregoing description of the form of the Executive Security Agreement is qualified in its entirety by reference to the form of Executive Security Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits.

Exhibit No.	Description

99.1	Form of Executive Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: December 20, 2013	By:	/s/ Peter J. Graham

	Name:	Peter J. Graham
	Title:	Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Executive Security Agreement